First Quarter 2020 Earnings Supplement MEMBER FDIC

Forward Looking Statements and Risk Factors This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for loan losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the corona virus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

First Quarter 2020 Highlights 2020 2019 2019 First Fourth First Quarter Quarter Quarter Reported Metrics: Net Income $13.2 million $22.3 million $22.9 million Diluted earnings per share $0.34 $0.62 $0.66 Dividends declared per share $0.28 $0.28 $0.27 Book value $30.06 $30.13 $27.47 Tangible book value(1) $20.29 $20.52 $19.04 Return on average assets 0.61% 1.11% 1.29% Return on average shareholders' equity 4.47% 8.30% 9.84% Return on average tangible shareholders' equity(2) 6.82% 12.04% 14.27% Efficiency ratio (FTE)(3) 52.89% 49.64% 53.55% Net Interest Margin(4) 3.53% 3.55% 3.71% Merger related expenses $2.3 million $10.2 million - Core Metrics (Non-GAAP): (excludes merger related expenses) Diluted earnings per share $0.39 $0.85 $0.66 Return on average assets(5) 0.70% 1.53% 1.29% Return on average shareholders' equity(6) 5.13% 11.38% 9.84% Return on average tangible shareholders' equity(7) 7.79% 16.46% 14.27% Refer to appendix for reconciliation of non-GAAP financial measures 3

First Quarter 2020 COVID-19 We are committed to helping our employees, customers, and communities during these unprecedented and challenging times: Employees Consumers Businesses Communities  Working from home  Needs-based loan  Needs-based loan  $75,000 donation to payment deferrals payment deferrals local food banks  Rotating schedules  Extended solution  SBA PPP lending  $10,000 donation to  Split ops staff between center hours local hospital multiple facilities  Extended solution  Encouraged use of center hours  Bonus pay for those online/mobile solutions working in offices  Encouraged use of online/mobile solutions  Paid child care for school closures  Drive-up only  Rigorous sanitation  Suspended all travel  Financial wellness 4

First Quarter 2020 Loan Mix Other $511 Multi-Family 433 Offices 429 Health Care 389 Flex/Mixed Use 335 Manufacturing 254 Hotels 236 Strip Malls 209 Retail Space 187 Storage 150 Dealerships 111 Convenience Stores 83 Restaurants 59 Student Rentals 57 Total CRE 3,443 Manufacturing 340 Services 258 Construction 150 Real Estate Rent/Lease 130 Floorplans 129 Health Care 124 Other 116 Transportation 115 Public Admin 109 Wholesale Trade 105 Retail Trade 96 Education 58 Utilities 51 Total C&I 1,781 Mortgage/Construction 593 Home Equity 544 Resi Secured Business 409 Other 80 Total Consumer 1,626 Construction 397 Total Portfolio Loans $7,247 Data as of March 31, 2020 $ in millions 5

First Quarter 2020

Commercial Loan Modifications

S&T Bancorp Inc.

In response to COVID-19, we are offering commercial loan customers needs-based payment deferrals and modifications to interest only periods:

Loan Type	Total Balance	Modified Balance	% of Bal Modified
Other	$511	$105	20%
Multi-Family	433	57	13%
Offices	429	97	23%
Health Care	389	23	6%
Flex/Mixed Use	335	102	31%
Manufacturing	254	13	5%
Hotels	236	218	92%
Strip Malls	209	91	44%
Retail Space	187	63	34%
Storage	150	16	11%
Dealerships	111	25	23%
Convenience Stores	83	1	1%
Restaurants	59	32	55%
Student Rentals	57	20	35%
Total CRE	**$3,443**	**$863**	**25%**
Resi Secured Business*	**$409**	**$47**	**11%**
Construction	**$397**	**$35**	**9%**
Total Real Estate	**$4,249**	**$944**	**22%**

Loan Type	Total Balance	Modified Balance	% of Bal Modified
Manufacturing	$340	$17	5%
Services	258	20	8%
Construction	150	11	7%
Real Estate Rent/Lease	130	16	12%
Floorplans	129	126	98%
Health Care	124	13	11%
Other	116	35	30%
Transportation	115	30	26%
Public Admin	109	2	2%
Wholesale Trade	105	8	8%
Retail Trade	96	21	22%
Education	58	12	22%
Utilities	51	0	0%
Total C&I	**$1,781**	**$313**	**18%**
Total	**$6,030**	**$1,258**	**21%**

**Reported as Consumer Loans*
Balances as of March 31, 2020; modification requests as of April 26, 2020.
$ in millions

6

First Quarter 2020 Hotels The COVID-19 pandemic is negatively impacting the hotel industry. Our hotel portfolio is comprised of 79 loans and totals $254 million: • 92% of the hotel portfolio is pass-rated. • 84% of the portfolio is with a Marriott, Geography: Hilton, Holiday Inn, or Hyatt chain. State Balance • 90% of the hotel portfolio (58 loans) have Pennsylvania $158 requested modifications. Ohio 60 New York 22 Virginia 8 Total Modified % of Bal West Virginia 5 Loan Type Balance Balance Modified Total $254 CRE $236 $218 92% Construction 18 10 56% Total Hotel Portfolio $254 $228 90% Balances as of March 31, 2020; modification requests as of April 26, 2020. $ in millions 7

First Quarter 2020 Consumer Loan Modifications In response to COVID-19, we are offering mortgage and consumer loan payment deferrals with no negative credit bureau reporting and have paused foreclosures/repossessions: Total Modified % of Bal Total Avg Mod Avg Loan Type General Program Details Balance Balance Modified FICO FICO  90-day principal and interest payment deferral Mortgages $593 $30 5% 742 711  interest does not accrue during the deferral period  maturity is extended 3 months  Home equity 90-day principal and interest payment deferral 171 10 6% 740 712  interest does not accrue during the deferral period installment loans  maturity is extended 3 months Home equity 373 18 5% 752 741  90-day principal deferral lines of credit  Consumer 90-day principal and interest payment deferral 51 2 5% 743 706  interest does not accrue during the deferral period installment loans  maturity is extended 3 months Unsecured 29 0 0% 749 n/a  Not eligible for payment deferrals lines of credit Total $1,217 $60 5% 745 725 Balances as of March 31, 2020; approved modifications requests as of April 27, 2020. $ in millions 8

First Quarter 2020 SBA PPP We dedicated substantial resources to the SBA PPP and approved over $537 million: Total Number of Average Loan Size Balance Loans Balance Total $537,543 2,560 $210 Data as of April 29, 2020. $ in thousands 9

First Quarter 2020 Line Utilization We have experienced limited increases in line usage since February 2020: Data as of April 24, 2020 $ in millions 10

First Quarter 2020 Allowance for Credit Losses (ACL) Our allowance for credit losses increased $34.7 million, or 47 bps, since last quarter, due to the adoption of CECL and the uncertainty of the COVID-19 pandemic: Does not include unfunded commitment reserve. $ in millions 11

First Quarter 2020 Low Interest Rate Environment We are asset sensitive and expect NIM compression in a low rate environment: Loans and Securities LIBOR Fixed Floating Rate Rate We benefit from LIBOR's delayed decrease, as we have more LIBOR-based assets than LIBOR-based liabilities: LIBOR-based assets $2,671 LIBOR-based liabilities 357 ARM / LIBOR Gap $2,314 Future Reset Deposits and Borrowings Funding Repricing Opportunities Fixed Floating We expect favorable repricing on the following funding Rate Rate/Short throughout the next twelve months: Wholesale Liabilities Funding type Balance Rate Non- CD maturities $1,315 1.75% Interest Non-Maturity Intro MMIA rate expirations 187 2.34% Bearing Variable Long-term wholesale funding 70 2.43% DDA Deposits Total $1,572 1.85% Data as of March 31, 2020 $ in millions 12

First Quarter 2020 Capital We are well-capitalized and have sufficient excess capital: Ratio Well Cap Excess % Capital $ Excess $ Leverage Ratio 10.03% 5.00% 5.03% $844 $423 Common Equity Tier 1 Ratio 10.93% 6.50% 4.43% 815 330 Tier 1 Capital Ratio 11.32% 8.00% 3.32% 844 247 Total Capital Ratio 12.73% 10.00% 2.73% 949 203 TCE / TA 9.21% 794 Key points:  We are taking a prudent approach to capital management, given economic uncertainty.  Our internally-run capital stress test results demonstrate that we have adequate capital cushions.  We intend to utilize the five-year CECL transition for regulatory capital purposes. Data as of March 31, 2020 $ in millions 13

First Quarter 2020 Liquidity We have access to over $3.5 billion of liquidity from multiple sources: Liquidity Source Availability FHLB $2,455 Federal Reserve 610 Unpledged securities 498 Fed Funds Lines 130 Total $3,693 We have established access to the Federal Reserve’s PPP Lending Facility. Loans and deposits have grown since quarter end: Loans: Increased $482 million, or 6.7% Due to funding PPP loans. Loan volume remains soft, prepayments have slowed. Deposits: Increased $622 million, or 8.8%. Due to funding PPP loans and over $65 million of economic impact payments. Limited outflows due to recent rate reductions. Data as of April 24, 2020 $ in millions 14

First Quarter 2020 Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: 2020 2019 2019 First Fourth First Quarter Quarter Quarter (1) Tangible Book Value (non-GAAP) Total shareholders' equity $1,176,251 $1,191,998 $943,156 Less: goodwill and other intangible assets (384,557) (382,540) (289,864) Tax effect of other intangible assets 2,160 2,293 508 Tangible common equity (non-GAAP) $793,854 $811,751 $653,800 Common shares outstanding 39,125 39,560 34,330 Tangible book value (non-GAAP) $20.29 $20.52 $19.04 (2) Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $53,216 $88,350 $92,987 Plus: amortization of intangibles (annualized) 2,542 1,298 739 Tax effect of amortization of intangibles (annualized) (534) (273) (155) Net income before amortization of intangibles (annualized) $55,224 $89,375 $93,571 Average total shareholders' equity $1,189,575 $1,064,271 $945,114 Less: average goodwill and other intangible assets (382,025) (323,281) (289,954) Tax effect of average goodwill and other intangible assets 2,235 1,077 527 Average tangible equity (non-GAAP) $809,785 $742,067 $655,687 Return on average tangible shareholders' equity (non-GAAP) 6.82% 12.04% 14.27% 15

First Quarter 2020 Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: 2020 2019 2019 First Fourth First Quarter Quarter Quarter (3) Efficiency Ratio (non-GAAP) Noninterest expense $46,391 $50,178 $38,919 Less: merger related expenses (2,342) (10,179) — Noninterest expense excluding nonrecurring items $44,049 $39,999 $38,919 Net interest income per consolidated statements of net income $70,036 $60,827 $60,356 Less: net (gains) losses on sale of securities — 26,000 — Plus: taxable equivalent adjustment 849 903 961 Net interest income (FTE) (non-GAAP) $70,885 $65,341 $61,317 Noninterest income 12,403 15,231 11,362 Net interest income (FTE) (non-GAAP) plus noninterest income $83,288 $80,572 $72,679 Efficiency ratio (non-GAAP) 52.89% 49.64% 53.55% (4) Net Interest Margin Rate (FTE) (non-GAAP) Interest income $87,589 $82,457 $78,590 Less: interest expense (17,553) (18,045) (18,234) Net interest income per consolidated statements of net income $70,036 $64,412 $60,356 Plus: taxable equivalent adjustment 849 903 961 Net interest income (FTE) (non-GAAP) $70,885 $65,315 $61,317 Net interest income (FTE) (annualized) $285,098 $259,130 $248,675 Average earning assets $8,079,944 $7,304,501 $6,692,255 Net interest margin - (FTE) (non-GAAP) 3.53% 3.55% 3.71% 16

First Quarter 2020 Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: The following profitability metrics are adjusted to exclude merger related expenses from the DNB 2020 2019 merger in the first quarter ended March 31, 2020 and the fourth quarter ended December 31, 2019. First Fourth Quarter Quarter (5) Return on Average Assets (non-GAAP) Net income excluding merger related expenses (quarterly annualized) $61,005 $121,148 Average total assets 8,767,326 7,924,087 Return on average assets (non-GAAP) 0.70% 1.53% (6) Return on Average Equity (non-GAAP) Net income excluding merger related expenses (quarterly annualized) $61,005 $121,148 Average total shareholders' equity 1,189,575 1,064,271 Return on average shareholders' equity (non-GAAP) 5.13% 11.38% (7) Return on Average Tangible Shareholders' Equity (non-GAAP) Net income $13,231 $22,269 Adjust for merger related expenses 2,342 10,179 Tax effect of merger related expenses (405) (1,912) Net income excluding merger related expenses $15,168 $30,536 Net income excluding merger related expenses (quarterly annualized) $61,005 $121,148 Plus: amortization of intangibles (quarterly annualized) 2,542 1,298 Tax effect of amortization of intangibles (quarterly annualized) (440) (273) Net income before amortization of intangibles (quarterly annualized) $63,107 $122,173 Average total shareholders' equity $1,189,575 $1,064,271 Less: average goodwill and other intangible assets (382,025) (323,281) Tax effect of other intangible assets 2,235 1,077 Average tangible equity (non-GAAP) $809,785 $742,067 Return on average tangible shareholders' equity (non-GAAP) 7.79% 16.46% 17

First Quarter 2020 Earnings Supplement MEMBER FDIC